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                                                                   EXHIBIT 10.14


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                          SECOND SUPPLEMENTAL INDENTURE

                                      among

                        T & W FUNDING COMPANY IV, L.L.C.

                                   ("Issuer")



                                       and



                 T & W FINANCIAL CORPORATION (formerly known as
                               T&W LEASING, INC.)

                                  ("Servicer")



                                       and



                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                  ("Indenture Trustee" and "Back-up Servicer")





                           Dated as of April 30, 1996


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        This SECOND SUPPLEMENTAL INDENTURE dated as of April 30, 1996 (herein, as amended and supplemented from time to time as permitted hereby, called this "Second Supplemental Indenture"), is entered into by and among T & W FUNDING COMPANY IV, L.L.C., a Delaware limited liability company (herein, together with its permitted successors and assigns, called the "Issuer"), T & W FINANCIAL CORPORATION (formerly known as T&W LEASING, INC.), a Washington corporation, as servicer (herein, together with its permitted successors and assigns, called the "Servicer") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (herein, together with its permitted successors and assigns, called the "Indenture Trustee") and as back-up servicer (herein, together with its permitted successors and assigns, called the "Back-up Servicer").

                              PRELIMINARY STATEMENT

        The Issuer has entered into an Indenture dated as of July 1, 1995, as amended by the Supplemental Indenture dated as of August 11, 1995 (the "Indenture"), with the Servicer, the Indenture Trustee and the Back-up Servicer pursuant to which the Issuer intends to issue from time to time its Lease-Backed Notes (the "Notes"). The Issuer has duly authorized the execution and delivery of this Second Supplemental Indenture to amend the Indenture as set forth herein. All covenants and agreements made by the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer herein are for the benefit and security of the Holders of the Notes and the Bond Insurer. Capitalized terms not defined herein shall have the meaning set forth in the Indenture.

        All things necessary to make this Second Supplemental Indenture a valid agreement of the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer in accordance with its terms have been done.

                                    ARTICLE I

        Section 1.01. Amendments to Article I of the Indenture. (a) The definition of Additional Principal Amount is hereby amended by replacing "12.02(d)(xiii)" with "12.02(d)(xii)."

        (b) Clause (iv) of the definition of Bond Insurer Premium is hereby removed in its entirety and replaced with the following:

                (iv) on each Payment Date occurring in January 1996 through and including April 1996, an amount equal to 0.00375 divided by 12


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                multiplied by the outstanding principal balance of all Tranches of Notes, after giving effect to any principal distribution on such date.

        (c) The following clause (v) is hereby added to the definition of Bond Insurer Premium:

                (v) on each Payment Date after the Payment Date occurring in April 1996, an amount equal to the Bond Insurer Premium Rate divided by 12 multiplied by the outstanding principal balance of all Tranches of Notes, after giving effect to any principal distribution on such date.

        (d) The definition of Bond Insurer Premium Rate is hereby removed in its entirety and replaced with the following:

                "Bond Insurer Premium Rate": On and prior to the Payment Date occurring in April, 1996, thirty-seven and one-half one-hundredths of one percent (0.375%). Thereafter, thirty five one-hundredths of one percent (0.35%).

        (e) The following definition is hereby added after the definition of
Company:

                "Consolidation Report": The report prepared in connection with the consolidation of two or more Tranches of Floating Rate Notes pursuant to Section 3.08(f) hereof and attached as an addendum to the Monthly Servicer's Report.

        (f) The definition of Funding Period is hereby removed in its entirety and replaced with the following:

                "Funding Period": The period commencing on the date the first Tranche of Notes are issued, authenticated and delivered through April 14, 1997, unless extended by mutual agreement among the Issuer, the Bond Insurer and the Holders of 51% of the aggregate principal amount of the Notes Outstanding at the time of such extension.

        (g) The period after item (5) of the definition of Funding Period Trigger Event is hereby replaced with "; or" and the following item (6) is hereby added to the definition of Funding Period Trigger Event:


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                (vi) During the Funding Period, as of any Calculation Date, the
                difference between (a) the sum of the Aggregate Implicit Principal Balance and the balance in the Cash Collateral Account and (b) the aggregate principal balance of Notes Outstanding is less than the Required Collateralization Amount.

        (h) The definition of Funding Report is hereby amended by inserting "or the Consolidation Report prepared in connection with the consolidation of two or more Floating Rate Tranches of Notes into one Floating Rate Tranche pursuant to
Section 3.08(f) hereof." immediately after "issuance of a new Tranche of Notes".

        (i) The definition of Insurance Agreement is hereby amended by inserting "including any amendments thereto as therein permitted." immediately after the word "Trustee".

        (j) The definition of Lease Contracts is hereby amended by adding the following parenthetical between the phrase "on the Delivery Date" and the clause "or which are Substitute Lease Contracts":

                (or with respect to a consolidation pursuant to Section 3.08(f) the Lease Schedules attached to the Funding Reports for the Tranches to be consolidated)

        (k) The definition of Maximum Outstanding Note Amount is hereby removed in its entirety and replaced with the following:

                "Maximum Outstanding Note Amount": $90,000,000.

        (l) The definition of Policy is hereby removed in its entirety and replaced with the following:

                "Policy": With respect to the Notes, the Note Insurance Policy issued by the Bond Insurer insuring the Notes in accordance with the terms thereof.

        Section 1.02. Amendments to Article II of the Indenture. (a) The description of the "OBLIGATIONS" immediately under the heading "STATEMENT OF INSURANCE" in Section 2.02 is hereby replaced in its entirety with the following:

        Not to Exceed $90,000,000
        T & W Funding Company IV, L.L.C.
        Lease-Backed Notes, Series 1995-1


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        (b) The first sentence of the last paragraph of the "STATEMENT OF
INSURANCE" in Section 2.02 is hereby replaced in its entirety with the following: "The Policy may be canceled only upon satisfaction of the conditions set forth in Section 3 of the Amendment to the Insurance Agreement dated as of April 30, 1996."

        (c) The description of the "OBLIGATIONS" immediately under the heading "STATEMENT OF INSURANCE" in Section 2.03 is hereby replaced in its entirety with the following:

        Not to Exceed $90,000,000
        T & W Funding Company IV, L.L.C.
        Lease-Backed Notes, Series 1995-1

        (d) The first sentence of the last paragraph of the "STATEMENT OF INSURANCE" in Section 2.03 is hereby replaced in its entirety with the following: "The Policy may be canceled only upon satisfaction of the conditions set forth in Section 3 of the Amendment to the Insurance Agreement dated as of April 30, 1996."

        Section 1.03. Amendment to Article III of the Indenture. The following is hereby added to Section 3.08 of the Indenture as subparagraph (f) thereof:

        (f) On each Payment Date, at the option of the Holder of Floating Rate Notes, one or more Tranches of such Holder's Floating Rate Notes may be exchanged for one consolidated Tranche of Floating Rate Notes, the initial principal amount of which is equal to the sum of the outstanding principal balance of the Tranches being consolidated, upon satisfaction of the following conditions:

        (i) delivery by the Issuer to the Trustee, the Bond Insurer and the Holders of the Notes of a new Targeted Balance Schedule with respect to such consolidated Tranche of Floating Rate Notes;

       (ii) prior to the initial exchange under this Section 3.08(f), the Bond Insurer shall have issued a new Policy with respect to the Floating Rate Notes in an aggregate amount not to exceed $90,000,000; and

      (iii) such consolidation occurs no later than the Payment Date immediately following the earlier of (x) the Funding Period, (y) a Funding Period Trigger Event or (z) an Event of Default.


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        Section 1.04. Amendments to Article IV of the Indenture. (a) The
following is hereby added to Section 4.01(c) of the Indenture as clause (xvi) thereof:

                (xvi) the maximum weighted average remaining term of all Lease Contracts at the time of such issuance shall be 44 months.

        (b) Clause (xiii) of Section 4.01(c) is hereby replaced in its entirety with the following:

             (xiii) after such issuance, the principal amount of the Notes Outstanding shall not exceed the Maximum Outstanding Note Amount;

        Section 1.05. Effect of Amendment. Except as amended hereby, the Indenture shall remain in full force and effect in accordance with the terms set forth therein and is hereby ratified and confirmed in all respects by the parties thereto.

        Section 1.06. Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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        IN WITNESS WHEREOF, the Issuer, the Servicer, the Back-up Servicer and
the Indenture Trustee have caused the Indenture to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                             NORWEST BANK MINNESOTA, NATIONAL
                                                 ASSOCIATION, Indenture Trustee


                                             By:
                                                 Name:
                                                 Title:


                                             NORWEST BANK MINNESOTA, NATIONAL
                                                 ASSOCIATION, Back-up Servicer


                                             By:
                                                 Name:
                                                 Title:


                                             T & W FUNDING COMPANY IV, L.L.C.
                                                 Issuer


                                             By:
                                                 Name:
                                                 Title:


                                             T & W FINANCIAL CORPORATION,
                                                 Servicer


                                             By:
                                                 Name:
                                                 Title:
ACKNOWLEDGED and ACCEPTED:


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MBIA INSURANCE CORPORATION,
    Bond Insurer


By: ________________________________
        Name:
        Title:


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                    CONSENT TO SECOND SUPPLEMENTAL INDENTURE


        The undersigned, being the only Noteholder representing 100% of the Notes (as defined in the Second Supplemental Indenture to which this Consent is attached), hereby consents to the terms and conditions of the Second Supplemental Indenture to which this Consent is attached and the execution thereof by the Issuer, the Servicer, the Indenture Trustee, the Back-up Servicer and the Bond Insurer.


        Noteholder:


        TLC INVESTMENT TRUST


        By:  The Industrial Bank of Japan, Limited,
               New York Branch, as Attorney-in-fact






        By:_____________________________
              Name:
              Title: